ADVANCED SERIES TRUST

AST First Trust Balanced Target Portfolio

Supplement dated November 25, 2013 to the Summary Prospectuses dated April 29, 2013

This supplement should be read in conjunction with the Summary Prospectus for the AST First Trust Balanced Target Portfolio (the Portfolio) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

AST First Trust Balanced Target Portfolio: New Subadvisory Arrangement and Name Change.

On November 19, 2013, at a regular meeting of the Board of Trustees (the Board) of Advanced Series Trust (AST) the Board approved replacing First Trust Advisors, L.P. with Pyramis® Global Advisors, LLC (Pyramis®). The Board also approved changing the name of the Portfolio to the AST FI Pyramis® Quantitative Portfolio. The investment objective of the Portfolio will remain unchanged. More detailed information relating to this change, including changes to the investment strategy, will be distributed to beneficial shareholders of the Portfolio in a Schedule 14C Information Statement within the 90 days of the effective date of the change. More detailed information will also be included in an additional update to the Summary Prospectus dated April 29, 2013 on or about the effective date of change. These changes are expected to become effective on or about February 10, 2014.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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